SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 28, 2002

Hard Rock Hotel, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-53211	88-0306263
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4455 Paradise Road, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (702) 693-5000

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Item 4.    Changes in Registrant's Certifying Accountant.

On January 30, 2002, we engaged Deloitte & Touche LLP as our principal independent auditors.  On January 28, 2002, we dismissed Arthur Andersen LLP, or Andersen, as our principal independent auditors.  The decision to change auditors was recommended by our management and ratified by our Board of Directors.

On April 30, 2001, we engaged Andersen as our principal independent auditor.  Andersen performed SAS 71 reviews on our interim financial statements for the fiscal quarters ended March 31, 2001, June 30, 2001 and September 30, 2001.

During our fiscal quarters ended March 31, 2001, June 30, 2001 and September 30, 2001 and through the subsequent interim period to January 28, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.  During that time, there were no reportable "events" as listed in Item 304(a)(1)(v) of Regulation S-K.

We have provided Andersen a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the "Commission").  Andersen has provided us with a letter, addressed to the Commission, which is filed as Exhibit 16.1 to this Form 8-K.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits:

16.1               Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated January 28, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARD ROCK HOTEL, INC.

Date: January 30, 2002	By:	/s/ James D. Bowen
James D. Bowen, Chief Financial Officer/
Treasurer/Vice President of Finance

EXHIBIT INDEX

Exhibit Designation	Nature of Exhibit

16.1	Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated January 28, 2002.